EXHIBIT 99.4

Fourth-Quarter 2003 Financial Results Oct. 15, 2003

Certain statements contained in this presentation, such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company's actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for the company's Roundup herbicide; the accuracy of the company's estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the effect of weather conditions and commodity markets on the agriculture business; the success of the company's research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; the company's ability to continue to manage its costs; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the company's ability to obtain payment for the products that it sells; the company's ability to achieve and maintain protection for its intellectual property; the effects of the company's accounting policies and changes in generally accepted accounting principles; the company's exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, regulatory compliance (including seed quality), environmental contamination and antitrust; the company's ability to fund its short-term financing needs; general economic and business conditions; political and economic conditions due to threat of future terrorist activity and related military action; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this presentation. The company disclaims any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise. Forward-Looking Statements

Fiscal Year In this presentation, unless otherwise specified: References to years, or to fiscal years, 2001 through 2006 are on a fiscal year basis and refer to the 12-month period ending August 31 References to the fourth quarters of 2002 and 2003 refer to 3-month periods ended August 31 Projections are also provided for calendar year 2003 and are specifically identified accordingly

Fourth-Quarter and Full-Year Financial Summary Fourth Quarter 2003 Fourth Quarter 2002 % Change Fiscal Year 2003 Fiscal Year 2002 % Change Net Sales $1,307M $1,190M 10% $4,936M $4,940M 0% Net Income (Loss) $(188M) $(27M) NM $68M $(1,756M) NM Diluted EPS $(0.72) $(0.10) NM $0.26 $(6.67) NM Free Cash Flow* $646M $581M 11% NM = Not Meaningful * Sum of cash flows from operations and investing activities Please see slide 7 for reconciliation to Statement of Consolidated Cash Flows

Items Included in Reported Earnings Fiscal Year 2003 $(0.96) per share for PCB- related litigation settlement $(0.10) per share for restructuring $(0.05) adoption of FAS 143 Fiscal Year 2002 $(6.92) per share for goodwill impairment $(0.54) per share for restructuring $(0.38) per share for Argentine bad-debt reserve $0.08 per share for asset sale in Japan Fourth Quarter 2002 $(0.38) per share for Argentine bad-debt reserve $(0.19) per share for restructuring $0.08 per share for asset sale in Japan Fourth Quarter 2003 $(0.96) per share for PCB- related litigation settlement $0.02 per share for restructuring

Roundup Sales Reflect Expected Decline In U.S. Business Post-Patent Roundup Brand - U.S. Roundup Brand - ROW Volumes in millions of gallons; Price per gallon 2003 Fiscal Year 2002 Fiscal Year MON Fiscal-Year Sales Volumes 36 42 MON Fourth-Quarter Sales Volumes 17 21 MON Fiscal Year Weighted Average Net Selling Price $18.50 $23.50 2003 Fiscal Year 2002 Fiscal Year MON Fiscal-Year Sales Volumes 59 66 MON Fourth-Quarter Sales Volumes 18 15 MON Fiscal Year Weighted Average Net Selling Price $12.50 $13.00

Free Cash Flow Improves in Fiscal Year 2003 2002 Fiscal Year 2003 Fiscal Year Net income and noncash items 882 694 Working capital and other balance sheet changes -27 434 Capital spending and investments -274 -482 Free cash 581 646 $ Millions Net income and noncash items Working capital and other balance sheet changes Capital spending and other investing activities Free cash flow* 12 Months Ended Aug. 31, 2003 12 Months Ended Aug. 31, 2002 Net Cash Provided by Operations $1,128 $855 Net Cash Required by Investing Activities $(482) $(274) Free Cash Flow $646 $581 *Free cash flow reconciliation

2001 2002 2003 2004F Seeds and Traits 684 753 1086 1400 All Other Products 579 498 531 500 Roundup 1304 994 698 500 Total Gross profit ($ millions) Fiscal Year Seeds and Traits Expected To Contribute Increasing Portion of Gross Profit

Reconciliation of EBIT by Segment Highlights Gains Achieved in Seeds and Traits $ Millions Fiscal Year 2003 EBIT Seeds and Genomics Segment Agricultural Productivity Segment * Total Company EBIT Interest Expense - Net Income Tax Expense (Benefit) Income (Loss) Before Cumulative Effect of Accounting Change 12 Months Ended Aug. 31, 2003 Aug. 31, 2002 $183 $(302) 0 439 $183 $137 69 54 34 17 $80 $66 * Segment EBIT was affected by the Solutia litigation settlement charge of $396M or $(0.96) per share

Actions Announced Today Expected To Result in After-tax Cost Savings Fiscal Year Estimated Earnings Effect* Estimated Cash Effect Estimated Non-Cash Effect* Estimated Savings 2004 $155M after-tax or $0.59 per share $90M after-tax or $0.34 per share $65M after-tax or $0.25 per share $20M - $26M after-tax or $0.08 - $0.10 per share 2005 None None None $80M - $95M after-tax or $0.31 - $0.36 per share 2006 None None None $90M - $105M after-tax or $0.34 - $0.40 per share Estimated Costs and Savings Associated with Implementing Strategic Actions * Does not include impact from re-evaluation of global wheat business goodwill

Fiscal Year 2004 Guidance Reflects Continued Growth in Seeds and Traits * Excludes the effect of restructuring actions and re-evaluation of our global wheat business goodwill announced earlier today estimated to be $(0.59) per share ** Please see slide 12 for reconciliation to Projected Fiscal Year Consolidated Cash Flows Fiscal Year 2004 Targets Earnings Per Share $1.40 - $1.50* Earnings Per Share - GAAP Basis $0.81 - $0.91 Free Cash Flow $350M - $400M** SG&A as a % of Sales 22% range R&D as a % of Sales 10% range Capital Expenditures $300M Quarterly Guidance:* 30% of full-year EPS in first half 50% of full-year EPS in third quarter 20% of full-year EPS in fourth quarter

Reconciliation of Projected Fiscal Year 2004 Consolidated Cash Flows $ Millions 2004 Projected Free Cash Flow Estimate for Fiscal Year Ending Aug. 31, 2004 Net Cash Provided by Operations $540 - $570 Net Cash Required by Investing Activities (190) - (170) Projected Free Cash Flow for 2004 $350 - $400

$1.30 - $1.40* 36% - 38% range $250M Range Key Metrics for Calendar Year 2003: Emphasis on Delivering Both Earnings and Cash $50M - $100M** 25% - 27% range Earnings Per Share Free Cash Flow Receivables as % of Sales Inventories as % of Sales Capital Expenditures * Excludes $(0.05) per share effect of accounting change for asset retirement obligations (FAS143); Solutia litigation settlement of $(0.96); recent restructuring gain of $0.02 per share; and the effect of restructuring actions and re-evaluation of our global wheat business goodwill announced earlier today estimated to be $(0.11) per share in calendar year 2003 ** Please see slide 14 for reconciliation to Projected Calendar Year Consolidated Cash Flows Calendar Year 2003 Targets $0.20 - $0.30 Earnings Per Share - GAAP Basis

Reconciliation of Projected Calendar Year Consolidated Cash Flows $ Millions 2003 Projected Free Cash Flow Full-Year Ended Dec. 31, 2003 Net Cash Provided by Operations $230 - $260 Net Cash Required by Investing Activities (180) - (160) Projected Free Cash Flow for 2003 $50 - $100